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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nationwide Financial Services, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W.G. Jurgensen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


August 12, 2003

/s/ W.G. Jurgensen
---------------------------------
Name:   W.G. Jurgensen
Title:  Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Nationwide Financial Services, Inc. and will be retained by Nationwide Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.